EXHIBIT 10.5

                          WAIVER AND SIXTH AMENDMENT TO

                                CREDIT AGREEMENT

         THIS WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT is made and dated as of October 11, 2000 (the "Sixth Amendment") among SIERRA HEALTH SERVICES, INC. (the "Company"), the Banks party to the Credit Agreement referred to below, and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the "Agent"), and amends that certain Credit Agreement dated as of October 30, 1998, as amended by that certain First Amendment dated as of November 23, 1998, that certain Second Amendment to Credit Agreement dated as of January 15, 1999, that certain Third Amendment to Credit Agreement dated as of December 14, 1999, that certain Waiver and Fourth Amendment to Credit Agreement dated as of August 14, 2000 and that certain Waiver and Fifth Amendment to Credit Agreement dated as of September 15, 2000 (as further amended or modified from time to time, the "Credit Agreement").

                                    RECITALS

         WHEREAS, the Company has requested that the Agent and the Banks waive certain financial covenants and amend certain other provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

2. Waiver. By their execution hereof, the Banks hereby waive compliance by the Company with Section 8.14(a) to (c) inclusive of the Credit Agreement for the period from June 30, 2000 through 5:00 p.m., Eastern Time, October 31, 2000. This waiver shall be limited precisely as provided for herein and shall not be deemed to be a waiver or modification of any other term or provision of the Credit Agreement or to be a consent to any other transaction or further action on the part of the Company or any of its Subsidiaries which would require the consent of the Banks under the Credit Agreement.

     3. Amendments. The Credit Agreement is hereby amended as follows:


     3.1 Amendment to Section 7.18.


     (a) Clause (c) of Section 7.18 of the Credit Agreement is hereby amended by deleting the date "October 11, 2000" and replacing it with "October 31, 2000."

4. Representations and Warranties. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Sixth Amendment:

4.1 Authorization. The execution, delivery and performance by the Company of this Sixth Amendment has been duly authorized by all necessary corporate action, and this Sixth Amendment has been duly executed and delivered by the Company.

4.2 Binding Obligation. This Sixth Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

4.3 No Legal Obstacle to Amendment. The execution, delivery and performance of this Sixth Amendment will not (a) contravene the Organization Documents of the Company; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting the Company which individually or in the aggregate does or could reasonably be expected to have a Material Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Sixth Amendment or the transactions contemplated hereby or thereby.

4.4 Incorporation of Certain Representations. After giving effect to the terms of this Sixth Amendment, the representations and warranties of the Company set forth in Article VI of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations relate solely to an earlier specified date.

4.5 Default. After giving effect to the terms of this Sixth Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

     5. Conditions, Effectiveness. The effectiveness of this Sixth Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent on or before October 12, 2000:

     5.1 Execution of Sixth Amendment. The Company, the Agent and the Majority Banks shall have signed a copy hereof and the same shall have been delivered to the Agent.

5.2 Security Agreement and Guaranty Affirmations.  The Agent shall have received
affirmation   letters  in  respect  of  the  Security  Agreement  and  Guaranty, substantially in the form of Exhibit A, from each party thereto.

5.3 Fees and Expenses. All invoiced fees and expenses of E&Y Restructuring LLC and all Attorney Costs of Mayer, Brown & Platt shall have been paid or provided for and, after giving effect thereto, E&Y Restructuring LLC shall hold a retainer in the amount of $100,000 and Mayer, Brown & Platt shall hold a retainer in the amount of $100,000 for the payment of future fees and expenses.

     6. Miscellaneous.

6.1 Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement, the Loan Documents and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

6.2 Waivers. This Sixth Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Majority Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

6.3 Counterparts. This Sixth Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     6.4 Governing Law. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of California.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered as of the date first written above.

                           SIERRA HEALTH SERVICES, INC.


                           By:     /s/  Anthony M. Marlon
                           Name:     Anthony M. Marlon
                           Title:      Chairman & CEO

                           BANK OF AMERICA, N.A., as Administrative Agent


                           By:     /s/  David Price
                           Name:      David Price
                           Title:         Vice President

                           BANK OF AMERICA, N.A., as a Bank


                           By:      /s/  Clara Yang Strand
                           Name:       Clara Yang Strand
                           Title:          Managing Director

                           FIRST UNION NATIONAL BANK, as a Bank


                           By:     /s/  J. Matt Maclver, Jr.

                           Name:      J. Matt Maclver, Jr.

                           Title:        Vice President



                           CREDIT LYONNAIS NEW YORK BRANCH, as
                           a Bank

                           By:      /s/  Charles H. Heidsieck
                           Name:       Charles H. Heidsieck
                           Title:         Sr. Vice President



                           BANK ONE, NA, as a Bank


                           By:   /s/   Bonnie Wilson
                           Name:     Bonnie Wilson
                           Title:       First Vice President

                           WELLS FARGO BANK, N.A., as a Bank


                           By:    /s/  Ernie Pinder
                           Name:     Ernie Pinder
                           Title:       Relationship Manager

                           UNION BANK OF CALIFORNIA, N.A., as a Bank

                           By:      /s/  Nancy A. Perkins
                           Name:       Nancy A. Perkins
                           Title:         Vice President



                           DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                           ISLANDS BRANCHES, as a Bank


                           By:    /s/  Ryan Zanin
                           Name:      Ryan Zanin
                           Title:        Managing Director

                           By:    /s/  David Mayhew
                           Name:     David Mayhew
                           Title:      Vice President

                                                         EXHIBIT A to
                                                         Sixth Amendment
                                                         to Credit Agreement

                                October 11, 2000

Sierra Health-Care Options, Inc.
Nevada Administrators, Inc.
Behavioral Healthcare Options, Inc.
Sierra Home Medical Products, Inc.
Family Healthcare Services
Family Home Hospice, Inc.
Sierra Medical Management, Inc.
Sierra Health Holdings, Inc.
Southwest Medical Associates, Inc.
Northern Nevada Health Network, Inc.
Intermed, Inc.
Mohave Valley Hospital, Inc.
Tolemac, Inc.
M.E.G.A., Inc.
CII Financial, Inc.
Southwest Realty, Inc.
Prime Holdings, Inc.
c/o Sierra Health Services, Inc.
2724 North Tenaya Way
Las Vegas, Nevada 89128

        Re:     Sierra Health Services, Inc.

Gentlemen:

        Please refer to (1) the Credit Agreement, dated as of October 30, 1998, as amended by that certain First Amendment dated as of November 23, 1998, that certain Second Amendment dated as of January 15, 1999, that certain Third Amendment to Credit Agreement dated as of December 14, 1999, that certain Waiver and Fourth Amendment to Credit Agreement dated as of August 14, 2000 and that certain Waiver and Fifth Amendment to Credit Agreement dated a of September 15, 2000 (as so amended, the "Credit Agreement"), by and among Sierra Health Services, Inc., as the borrower, the commercial lending institutions party thereto (collectively, the "Lenders") and Bank of America, N.A., as agent (herein, in such capacity, called the "Agent"), (2) the Security Agreement dated August 23, 2000 from each of the addressees in favor of the Lenders and the Agent (the "Security Agreement") and (3) the Guaranty dated August 23, 2000 from each of the addressees in favor of the Lenders and the Agent (the "Guaranty"). Pursuant to a waiver and amendment dated of even date herewith, a copy of which is attached hereto, certain terms of the Credit Agreement were amended. We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under the Security Agreement and Guaranty and (ii) acknowledge and agree that the Security Agreement and Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

        Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

                                           BANK OF AMERICA, N.A., as Agent


                                           By:     /s/  David Price
                                           Title:      Vice President

Acknowledged and Agreed to
as of the date hereof

SIERRA HEALTH-CARE OPTIONS, INC.


By:    /s/  Wayne R. Nippe
   Its:        Secretary

NEVADA ADMINISTRATORS, INC.


By:   /s/  D. Sonenstein
   Its:       Secretary

BEHAVIORAL HEALTHCARE OPTIONS, INC.


By:   /s/  Steve Shoop
   Its:     Secretary

SIERRA HOME MEDICAL PRODUCTS, INC.


By:    /s/  Lynn Rosenbach
   Its:       Secretary

FAMILY HEALTHCARE SERVICES


By:   /s/  D. Sivertsen
   Its:      Secretary

FAMILY HOME HOSPICE, INC.


By:   /s/  D. Sivertsen
   Its:      Secretary

SIERRA MEDICAL MANAGEMENT, INC.


By:   /s/  Paul H. Palmer
   Its:       Secretary

SIERRA HEALTH HOLDINGS, INC.


By:   /s/  Erin MacDonald
   Its:      Secretary

SOUTHWEST MEDICAL ASSOCIATES, INC.


By:   /s/  James Marcotte
   Its:      Treasurer

NORTHERN NEVADA HEALTH NETWORK, INC.


By:   /s/  David M. Marlon
   Its:      Secretary

INTERMED, INC.


By:   /s/  D. Sivertsen
   Its:      Secretary

MOHAVE VALLEY HOSPITAL, INC.


By:    /s/  David M. Marlon
   Its:       Secretary

TOLEMAC, INC.


By:   /s/  David M. Marlon
   Its:      Secretary

M.E.G.A., INC.


By:     /s/  Frank Collins
   Its:        Secretary

CII FINANCIAL, INC.


By:    /s/  D. Sonenstein
   Its:       Secretary

SOUTHWEST REALTY, INC.


By:   /s/  Frank Collins
   Its:     Secretary

PRIME HOLDINGS, INC.


By:   /s/  Frank Collins
   Its:      Secretary